UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2008
HILL-ROM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana (State or Other Jurisdiction of Incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

1069 State Route 46 East Batesville, Indiana (Address of Principal Executive Offices)	47006-8835 (Zip Code)
Registrant’s telephone number, including area code: (812) 934-7000
Hillenbrand Industries, Inc.
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note Regarding Forward Looking Statements
Certain statements in this report contain forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the future plans, objectives, beliefs, expectations, representations and projections of Hill-Rom Holdings, Inc. (the “Company”). The Company has tried, wherever possible, to identify these forward looking statements using words such as “intend,” “anticipate,” “believe,” “plan,” “encourage,” “expect,” “may,” “goal,” “become,” “pursue,” “estimate,” “strategy,” “will,” “projection,” “forecast,” “continue,” “accelerate,” “promise,” “increase,” “higher,” “lower,” “reduce,” “improve,” “expand,” “progress,” “potential” or the negative of those terms or other variations of them or by comparable terminology. The absence of such terms, however, does not mean that the statement is not forward looking. It is important to note that forward looking statements are not guarantees of future performance, and actual results could differ materially from those set forth in any forward looking statements. Factors that could cause the Company’s actual results to differ from forward looking statements include but are not limited to: the Company’s dependence on its relationships with several large group purchasing organizations, whether the Company’s new products are successful in the marketplace, changes in customers’ Medicare reimbursements, collections of accounts receivable, compliance with FDA regulations, antitrust litigation, potential exposure to product liability or other claims, failure of the Company’s announced strategic initiatives and restructuring and realignment activities to achieve expected growth, efficiencies or cost reductions, disruptions in the Company’s business or other adverse consequences resulting from the spin-off of the Batesville Casket funeral service business, failure to realize the anticipated benefits of the spin-off, failure of the Company to execute its acquisition and business alliance strategy through the consummation and successful integration of acquisitions or entry into joint ventures or other business alliances, increased costs or unavailability of raw materials, labor disruptions, the ability to retain executive officers and other key personnel, and certain tax-related matters. For a more in depth discussion of these and other factors that could cause the Company’s actual results to differ from those contained in forward looking statements, see the discussions under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended September 30, 2007 and in its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2008. The Company assumes no obligation to update or revise any forward looking statements.

Item 1.01.	Entry into a Material Definitive Agreement.
     On March 28, 2008, the Company (then named Hillenbrand Industries, Inc.) entered into a new $500 million credit agreement with the lenders named in the agreement, as initial lenders, and Citibank, N.A., as agent for the lenders. The credit agreement replaces the Company’s previously existing $400 million senior revolving credit agreement that was scheduled to terminate in June 2009.

     The new credit agreement provides for a $500 million revolving credit facility, with the potential for the Company to increase the amount of the facility up to $700 million. The credit facility may be used for loans and, subject to a $50 million sublimit, letters of credit. Borrowings under the credit facility may be used for working capital, other general corporate purposes and purposes related to the Distribution described under Item 2.01 of this report, and to finance acquisitions. The maturity date of the credit facility is March 2013, but the Company has the option, subject to the satisfaction of certain conditions, during the first two years of the credit agreement to extend the maturity date by one year.
     Borrowings under the credit facility bear interest, at the Company’s option, at either a fluctuating base rate or a rate equal to LIBOR plus a margin determined based on the Company’s credit ratings, currently equal to 0.50% per annum. A commitment fee, currently equal to 0.150 percent is paid quarterly and on the maturity date on the aggregate amount of the lenders’ commitments. In addition, each day the loans and the amounts available under outstanding letters of credit exceed 50.0% of the aggregate lender commitments, a utilization fee, currently equal to ..050% per annum, will be due. If an event of default occurs and is continuing, the lenders may increase the interest otherwise due by 2.0% per annum.
     The credit agreement contains covenants that, among others things, restrict the ability of the Company to, with certain exceptions: (1) incur indebtedness; (2) grant liens; (3) acquire other companies or assets; (4) dispose of all or substantially all of its assets or enter into mergers, consolidations or similar transactions; (5) make restricted payments; and (6) enter into transactions with affiliates. The credit agreement also requires the Company to satisfy certain financial covenants, including maintaining (1) a ratio of Consolidated Indebtedness to Consolidated EBITDA (each as defined in the credit agreement) of not more than 3.5:1.0 and (2) a ratio of Consolidated EBITDA to interest expense of not less than 3.5:1.0. The Company does not believe that the covenants contained in the credit agreement will impair its ability to execute its strategy.
     The Company’s obligations under the credit agreement are guaranteed by its subsidiary Hill-Rom, Inc.
     The following constitute events of default under the credit agreement:
•	a failure to pay principal, interest or fees due under the credit agreement;

•	a representation or warranty is proven to have been incorrect when made;

•	failure of the Company to perform covenants under the credit agreement;

•	a change of control of the Company;

•	an event of default and the lapse of any applicable grace period under other indebtedness of the Company with a principal amount of at least $75 million;

•	the commencement of proceedings under federal, state or foreign bankruptcy, insolvency, receivership or similar laws;

•	inability or general failure of the Company to pay debts as they become due;

•	the entry of one or more judgments for the payment of money in an aggregate uninsured amount greater than $75 million that remain undischarged;

•	the occurrence of certain ERISA events related to the Company’s benefit plans where the liability exceeds, or could reasonably be expected to exceed, $75 million; or

•	any provision relating to the Hill-Rom, Inc. guaranty ceases to be valid or binding.
     If an event of default occurs, the lenders may terminate their commitments under the credit agreement and declare any outstanding loans under the credit agreement to be immediately due and payable.
     The new credit agreement is filed as Exhibit 10.1 to this report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On March 31, 2008, the Company completed the previously announced distribution (the “Distribution”) to its shareholders of all of the common stock of Hillenbrand, Inc., formerly Batesville Holdings, Inc., held by the Company. Hillenbrand, Inc. was a wholly owned subsidiary of the Company prior to the

Distribution and is the holding company for the Company’s former funeral service business, which has operated under the Batesville Casket name. To implement the Distribution, the Company distributed to each of its shareholders, through a pro rata dividend, one share of Hillenbrand, Inc. common stock for each share of the Company’s common stock held by such shareholder as of the close of business on March 24, 2008, the record date for the Distribution. The Company’s press release announcing the completion of the Distribution is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Ray J. Hillenbrand resigned from the Company’s Board of Directors effective March 31, 2008 in connection with the Distribution described under Item 2.01 above. Mr. Hillenbrand is serving as Chairman of the Board of Directors of Hillenbrand, Inc. Mr. Hillenbrand has not advised the Company of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Rolf A. Classon has replaced Mr. Hillenbrand as a member of the Audit Committee of the Company’s Board of Directors.
     Additionally, in connection with the Distribution the Company entered into amended employment agreements and amended change in control agreements with certain of its officers, including the individuals identified as named executive officers in the Company’s proxy statement for its 2008 annual meeting of shareholders (other than Kenneth A. Camp, President and Chief Executive Officer of Hillenbrand, Inc., who resigned as an officer of the Company in connection with the Distribution) (the “named executive officers”).
     Except as described below, the amended employment agreements entered into with the named executive officers are substantially the same as the employment agreements previously in place and described in the Company’s proxy statement for its 2008 annual meeting of shareholders under the heading “Executive Compensation—Compensation Discussion and Analysis—Employment Agreements” (which description is incorporated herein by reference). The amended agreements modified the prior agreements: (1) to reflect the current base salaries of the named executive officers (which did not change in connection with the entry into the amended agreements), (2) to clarify the definition of “cause” in the provisions relating to termination with cause, (3) to make changes to the agreements to comply with Section 409A of the Internal Revenue Code, and (4) to make other conforming and immaterial changes.
     Except as described below, the amended change in control agreements entered into with the named executive officers are substantially the same as the change of control agreements previously in place and described in the Company’s proxy statement for its 2008 annual meeting of shareholders under the heading “Executive Compensation—Compensation Discussion and Analysis—Retirement, Change in Control Agreements and Severance—Change in Control Agreements” (which description is incorporated herein by reference). The amended agreements modify the prior agreements (1) to change the definition of Change in Control to provide that a Change in Control will occur, among other circumstances, upon the acquisition of beneficial ownership of 35% or more of the voting power of all of the Company’s voting securities by any person or group other than members of the Hillenbrand Family, subject to certain exceptions, (2) to make changes to the agreements to comply with Section 409A of the Internal Revenue Code, and (3) to make other conforming and immaterial changes.
     Forms of the amended employment and change in control agreements are filed as Exhibits 10.2 through 10.7 to this report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective March 31, 2008, the Company amended its Amended and Restated Articles of Incorporation to change the name of the Company from Hillenbrand Industries, Inc. to Hill-Rom Holdings, Inc.

Item 8.01.	Other Events.
     On March 31, 2008, the Company announced the expiration and final results of its cash tender offer for any and all of its outstanding 4.50% Senior Notes due June 15, 2009. The Company’s press release announcing the expiration and final results of the tender offer is filed as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
     The pro forma financial information required by Article 11 of Regulation S-X in connection with the Distribution described under Item 2.01 has been filed by the Company previously as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed with Securities and Exchange Commission on March 14, 2007 and is incorporated herein by reference.
(d) Exhibits.
     EXPLANATORY NOTE: In addition to the exhibits noted above related to the matters described herein, the Company is filing herewith the executed versions of certain agreements entered into between the Company and Hillenbrand, Inc. in connection with the Distribution, including the distribution agreement, judgment sharing agreement, tax sharing agreement and employee matters agreement. The executed versions of these agreements reflect immaterial changes from the previously filed forms of these agreements.

Exhibit Number	Description

2.1	Distribution Agreement dated as of March 14, 2008 by and between Hill-Rom Holdings, Inc. and Hillenbrand, Inc.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation

10.1	Credit Agreement dated as of March 28, 2008 among Hill-Rom Holdings, Inc., the lenders named therein, and Citibank, N.A., as agent for the lenders

10.2	Employment Agreement dated as of March 31, 2008 between Hill-Rom Holdings, Inc. and Peter H. Soderberg

10.3	Employment Agreement dated as of March 31, 2008 between Hill-Rom Holdings, Inc. and Gregory N. Miller

10.4	Employment Agreement dated as of March 31, 2008 between Hill-Rom Holdings, Inc. and Patrick D. de Maynadier

10.5	Employment Agreement dated as of March 31, 2008 between Hill-Rom Holdings, Inc. and John H. Dickey

10.6	Form of Change in Control Agreement between Hill-Rom Holdings, Inc. and Peter H. Soderberg

10.7	Form of Change in Control Agreement between Hill-Rom Holdings, Inc. and certain of its officers,

Exhibit Number	Description

including Gregory N. Miller, Patrick D. de Maynadier and John H. Dickey

10.8	Judgment Sharing Agreement dated as of March 14, 2008 among Hill-Rom Holdings, Inc., Hillenbrand, Inc. and Batesville Casket Company, Inc.

10.9	Employee Matters Agreement dated as of March 31, 2008 between Hill-Rom Holdings, Inc. and Hillenbrand, Inc.

10.10	Tax Sharing Agreement dated as of March 31, 2008 between Hill-Rom Holdings, Inc. and Hillenbrand, Inc.

99.1	Press release dated April 1, 2008 regarding completion of Distribution

99.2	Press release dated March 31, 2008 regarding completion of tender offer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
DATE: April 1, 2008	BY:	/S/ Gregory N. Miller
Gregory N. Miller
Senior Vice President and Chief Financial Officer

DATE: April 1, 2008	BY:	/S/ Richard G. Keller
Richard G. Keller
Vice President — Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Distribution Agreement dated as of March 14, 2008 by and between Hill-Rom Holdings, Inc. and Hillenbrand, Inc.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation

10.1	Credit Agreement dated as of March 28, 2008 among Hill-Rom Holdings, Inc., the lenders named therein, and Citibank, N.A., as agent for the lenders

10.2	Employment Agreement dated as of March 31, 2008 between Hill-Rom Holdings, Inc. and Peter H. Soderberg

10.3	Employment Agreement dated as of March 31, 2008 between Hill-Rom Holdings, Inc. and Gregory N. Miller

10.4	Employment Agreement dated as of March 31, 2008 between Hill-Rom Holdings, Inc. and Patrick D. de Maynadier

10.5	Employment Agreement dated as of March 31, 2008 between Hill-Rom Holdings, Inc. and John H. Dickey

10.6	Form of Change in Control Agreement between Hill-Rom Holdings, Inc. and Peter H. Soderberg

10.7	Form of Change in Control Agreement between Hill-Rom Holdings, Inc. and certain of its officers, including Gregory N. Miller, Patrick D. de Maynadier and John H. Dickey

10.8	Judgment Sharing Agreement dated as of March 14, 2008 among Hill-Rom Holdings, Inc., Hillenbrand, Inc. and Batesville Casket Company, Inc.

10.9	Employee Matters Agreement dated as of March 31, 2008 between Hill-Rom Holdings, Inc. and Hillenbrand, Inc.

10.10	Tax Sharing Agreement dated as of March 31, 2008 between Hill-Rom Holdings, Inc. and Hillenbrand, Inc.

99.1	Press release dated April 1, 2008 regarding completion of Distribution

99.2	Press release dated March 31, 2008 regarding completion of tender offer